UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             ----------------------
                                    FORM 8-K
                             ----------------------


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): January 5, 2005


                             CIMETRIX, INCORPORATED
       ------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nevada                     0-16454                   87-0439107
           ------                     -------                  -----------
 State or other jurisdiction     Commission File No.           IRS Employer
      of Incorporation                                      Identification No.



           6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
                    (Address of principal executive offices)

       Registrant's telephone number, Including Area Code: (801) 256-6500



                                 Does Not Apply
                 ----------------------------------------------
              Former name, former address, and formal fiscal year,
                          if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
=========================================================

     On January 5, 2005, Cimetrix Incorporated reported that it expected to be profitable for the 2004 fiscal year as set forth in the press release furnished with this report as Exhibit 99.1.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
=========================================================

     On January 5, 2005, Cimetrix Incorporated announced the appointment of Kourosh Vahdani as Vice-President of Global Services as of December 13, 2004, and the promotion of Michael Feaster to Executive Vice-President of Research and Development as of December 13, 2004.

     Kourosh Vahdani, 43, joined Cimetrix as Vice-President of Global Services in December 2004. Prior to joining Cimetrix, Mr. Vahdani was a Senior Consultant performing contract services for Xilinx, Inc. during 2004. From 1996 to 2003, he was Director of Western Operations for TRW, Inc. Manufacturing Solutions, with responsibility for the systems integration business serving semiconductor manufacturers worldwide. From 1987 to 1996, Mr. Vahdani worked for Advanced Micro Devices in a variety of engineering and management positions associated with factory automation. Mr. Vahdani has a B.S. degree in Computer Sciences from St. Edwards University in Austin, Texas.

     Michael D. Feaster previously served as Vice-President of Software Development of Cimetrix Incorporated since December 1998. From April 1998 to December 1998, he was Director of Customer Services of the Company. From 1994 to 1998, Mr. Feaster was Vice-President of Software Development at Century Software, Inc. During that time, Century Software, Inc. was a global supplier of PC to UNIX connectivity software, specializing in internet access of Windows to legacy mission critical applications. From 1988 to 1994, he served as a software engineer contractor and subcontractor for such companies as Fidelity Investments, IAT, Inc., NASA, and Mexico's Border Inspection Division. Mr. Feaster attended Southwest Missouri University from 1987 to 1990.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
============================================

 (c) Exhibit:

     99.1 Press release of Cimetrix Incorporated dated January 5, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIMETRIX INCORPORATED
                                          (Registrant)



Dated:  January 5, 2005                 By:/S/ Robert H. Reback
                                           --------------------
                                           Robert H. Reback
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)